LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Loomis Sayles Global Growth Fund
Supplement Dated July 11, 2024 to the Summary and Statutory Prospectuses Dated May 1, 2024

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP Loomis Sayles Global Growth Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Revisions to the Prospectuses for the Fund are effective July 11, 2024

1.

The following replaces the language within the Fund’s Principal Investment Strategies on page 2 under the Summary section and the Investment Objective and Principal Investment Strategies on page 6 under the Additional Information About the Fund section:

In addition, the Fund will invest at least 40% of its assets (or, if conditions are not favorable, at least 30% of its assets) in securities of companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or companies that have been formed under the laws of non-U.S. countries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE